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                                                                   EXHIBIT 24(b)

                            BROWN-FORMAN CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that, on this 24th day of February, 1994, each person whose signature appears below constitutes and appoints Michael B. Crutcher, Christopher A. Sailer and Garrison R. Cox, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 relating to Brown-Forman Corporation's sale of up to $250,000,000 principal amount of its Debt Securities, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

BROWN-FORMAN CORPORATION

     /s/ OWSLEY BROWN II              /s/ WILLIAM M. STREET
By:  _________________________        ______________________________
     Owsley Brown II                  William M. Street
     President and Chief              Vice Chairman and Director
       Executive Officer

/s/ OWSLEY BROWN II                   /s/ GEORGE GARVIN BROWN III
______________________________        ______________________________
Owsley Brown II                       George Garvin Brown III
President, Chief Executive            Director
 Officer and Director

/s/ W.L. LYONS BROWN, JR.             /s/ STEPHEN E. O'NEIL
______________________________        ______________________________
W.L. Lyons Brown, Jr.                 Stephen E. O'Neil
Chairman of the Board                 Director

/s/ CLIFFORD G. ROMPF, JR.            /s/ JOHN S. SPEED
______________________________        ______________________________
Clifford G. Rompf, Jr.                John S. Speed
Senior Vice President                 Director

/s/ OWSLEY BROWN FRAZIER              /s/ JAMES S. WELCH
______________________________        ______________________________
Owsley Brown Frazier                  James S. Welch
Vice Chairman and Director            Director


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